UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): October 10, 2012

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)	Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report of Crumbs Bake Shop, Inc. (the “Company”) on Form 8-K, initially filed with the Securities and Exchange Commission on October 11, 2012 (the “Original Filing”), is being filed to correct the amounts stated in Item 3.02 of the Original Filing of New Crumbs Class B Exchangeable Units (the “Units”) of Crumbs Holdings LLC and shares of the Company’s Series A Voting Preferred Stock (the “Series A Stock”) that Julian R. Geiger exchanged for shares of the Company’s Common Stock on October 9, 2012. These amounts were inadvertently understated by 600 Units, 60 shares of Series A Stock, and 600 shares of Common Stock. Other than Item 3.02 as described above, no item of the Original Filing has been updated, and such items remain in effect as of the filing date of the Original Filing. This Amendment No. 1 does not purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Filing.

Item 3.02. Unregistered Sales of Equity Securities.

On October 9, 2012, pursuant to that certain Exchange and Support Agreement, dated as of May 5, 2011, (a) Julian R. Geiger exchanged, for no consideration other than the surrender thereof, 319,600 New Crumbs Class B Exchangeable Units (the “Units”) of Crumbs Holdings LLC (“Holdings”) and 31,960 shares of the Company’s Series A Voting Preferred Stock (the “Series A Stock”) that he owned for 319,600 shares of Common Stock, (b) EHL Holdings, LLC exchanged, for no consideration other than the surrender thereof, 694,700 Units and 69,470 shares of Series A Stock that it owned for 694,700 shares of Common Stock, (c) John D. Ireland exchanged, for no consideration other than the surrender thereof, 39,000 Units and 3,900 shares of Series A Stock that he owned for 39,000 shares of Common Stock, and (d) Bauer Holdings, Inc. exchanged, for no consideration other than the surrender thereof, 506,700 Units and 50,670 shares of Series A Stock that it owned for 506,700 shares of Common Stock.

As disclosed in Item 3.02 of the Company’s Current Report on Form 8-K filed on November 16, 2011, Mr. Geiger’s Units and shares of Series A Stock were granted at the time of his appointment as the Company’s Chief Executive Officer in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act. As disclosed in Item 3.02 of the Company’s Current Report on Form 8-K filed on May 11, 2011, and subsequently amended on May 23, 2011 and July 29, 2011, the Units and shares of Series A Stock owned by EHL Holdings, LLC Mr. Ireland and Bauer Holdings, Inc. were granted pursuant to that certain Business Combination Agreement, dated as of January 9, 2011, as amended on each of February 18, 2011, March 17, 2011 and April 7, 2011, by and among the Company, 57th Street Merger Sub LLC, Holdings, the members of Holdings immediately prior to the consummation of the transactions contemplated by the Business Combination Agreement, and the representatives of such members in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder.

All other information required by this Item is contained in Item 1.01 of this report, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: October 23, 2012	By:	/s/ John D. Ireland
John D. Ireland
Senior Vice President & Chief Financial Officer